Summary of acquisition of Fudbalski Klub Akademija Pandev (FKAP)	6 Months Ended
Jun. 30, 2023
Summary Of Acquisition Of Fudbalski Klub Akademija Pandev Fkap Abstract
Summary of acquisition of Fudbalski Klub Akademija Pandev (FKAP)

Note 25 - Summary of acquisition of Fudbalski Klub Akademija Pandev (FKAP)

On April 28, 2023, Brera Holdings PLC acquired 90% of the issued share capital of Fudbalski Klub Akademija Pandev, a football club organized under the laws of North Macedonia. We are focused on bottom-up value creation from sports clubs and talent outside mainstream markets, innovation-powered business growth, and socially impactful outcomes.

We are developing our “Global Football Group” portfolio of professional football clubs. Our Global Football Group will be modeled on the collaborative, brand-aligned holding company structure of Manchester, England-based City Football Group Limited. Under our Global Football Group structure, we intend to acquire top-division football teams in Africa, South America, Eastern Europe, and potentially other emerging markets, and give them access to the global transfer market. We likewise expect that acquisitions of Eastern European and other non-mainstream market teams will enable us to compete and potentially win significant revenue in UEFA and potentially other regional competitions. We believe that Akademija Pandev, with both its football club and deep and talented roster of players, is an ideal strategic fit as we expand our portfolio. The fair values of net tangible assets and intangible assets acquired are based upon preliminary valuations and the Company’s estimates and assumptions are subject to change within the measurement period (potentially up to one year from the acquisition date).

Details of the provisional purchase consideration, the net assets acquired, and goodwill are as follows:

April 28, 2023
EUR
Cash purchase	600,000
Contingent consideration	167,000
Total purchase consideration	767,000

IFRS 3 Purchase Price Allocation of FKAP

As of April 28, 2023

Fair Value June 30, 2023
EUR
Net Tangible Assets
Net working capital	37,184
Fixed assets	13,547
Amounts due to related parties	-

Identifiable Intangible Assets
Customer relationships	25,000
Assembled workforce	40,000
Broadcasting rights	95,000
Brand	370,000
Player contracts	130,000
Implied goodwill	141,491

Business Enterprise Value (BEV)	852,222
-
Less: Non-controlling interest	(85,200)
Total Purchase Price (Equity Basis)	767,022

Brera purchased 90% of FKAP on April 28, 2023 for the above total of EUR767,000.

The goodwill is attributable to the workforce and the high profitability of the acquired business. It will not be deductible for tax purposes.

Accounting policy choice for non-controlling interests

The Group recognises non-controlling interests in an acquired entity either at fair value or at the non-controlling interest’s proportionate share of the acquired entity’s net identifiable assets. This decision is made on an acquisition-by-acquisition basis. For the non-controlling interests in FKAP, the Group elected to recognise the non-controlling interests at its proportionate share of the acquired net identifiable assets. See note 25(i) for the Group’s accounting policies for business combinations.

Revenue and profit contribution

The acquired business contributed revenues of EUR75,055 and net loss of EUR64,339 to the Group for the period from April 28, 2023 to June 30, 2023.

If the acquisition had occurred on January 1, 2023, consolidated revenue and loss for the period ended June 30, 2023 would have been EUR100,877 and EUR265,629 respectively.